UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

STARINVEST GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

STARINVEST GROUP, INC.
3300 North A Street, Suite 2-210
Midland, Texas 79705

May __, 2008

To our shareholders:

You are invited to attend the 2008 Annual Meeting of Shareholders of StarInvest Group, Inc. (“StarInvest”), to be held on June 19, 2008 at 10:00 a.m., Eastern Standard Time, at 61 Broadway, New York, New York 1006. The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about StarInvest.

During the meeting, the shareholders will be requested to vote (i) to withdraw StarInvest’s election to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940; (ii) elect  three (3) directors of StarInvest to serve until the election and qualification of their respective successors; (iii) to  ratify  the appointment of Larry O'Donnell, CPA, P.C. as the company’s principal independent public accountant and (iv) other matters to properly come before the shareholders.

In addition, management will review our recently completed 2007 fiscal year and provide a report on our progress, including recent developments. Shareholders will also have the opportunity to ask questions about StarInvest.

Along with the other members of the Board of Directors and management, I look forward to greeting you at the Annual Meeting if you are able to attend.

Cordially,

/s/ Robert H. Cole
Robert H. Cole
Chief Executive Officer and Chief Financial Officer

STARINVEST GROUP, INC.
3300 North A Street, Suite 2-210
Midland, Texas 79705

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2008 Annual Meeting of Shareholders of StartInvest Group, Inc. (“Starinvest”) will be held on June 19, 2008, at 10:00 a.m., Eastern Standard Time, at 61 Broadway, New York, New York 1006. Shareholders will consider and vote on the following items at the Annual Meeting:

1.	To withdraw StarInvest’s election to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940.

2.	To elect three (3) directors of StarInvest to serve until the election and qualification of their respective successors.

3.	To ratify the appointment of Larry O'Donnell, CPA, P.C. as the company’s principal independent public accountant.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL THE ITEMS.

You may vote at the meeting if you were a shareholder at the close of business on May 19, 2008, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the meeting.  If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Annual Meeting in accordance with your instructions.  For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Robert H. Cole
Robert H. Cole
Chief Executive Officer and Chief Financial Officer

May __, 2008

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT
THIS PROXY MATERIAL AND THE ANNUAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

GENERAL

Who is receiving this solicitation of proxies? This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the “Common Stock”), of StarInvest Group, Inc., a Nevada corporation (“StarInvest”), commencing on or about May 19, 2008, in connection with the solicitation of proxies by the Board of Directors of StarInvest (the “Board”) for use at the Annual Meeting of the Shareholders of StarInvest (the “Annual Meeting”) to be held at 61 Broadway, New York, New York 1006 on June 19, 2008 at 10:00 a.m., Eastern Standard Time.

What is the vote required for approval?   The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.  A majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve each proposal.

How do I vote my shares? You may vote your shares either in person at the Annual Meeting or by proxy.

How do I vote my proxy? Proxies in the form enclosed are solicited by the Board for use at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting. All properly executed proxies received prior to or at the Annual Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for each of the three director-nominees recommended by the Board, and (2) to withdraw StarInvest’s election to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and (3) to ratify the appointment of Larry O'Donnell, CPA, P.C. as StarInvest’s principal independent public accountant. The proxy may be revoked by a properly executed writing of the shareholder delivered to StarInvest’s Chief Executive Officer before the Annual Meeting or by the shareholders at the Annual Meeting before it is voted, by submitting a later-dated proxy or by attending the Annual Meeting and voting your shares in person.

What is the record date? The Board fixed the close of business on May 19, 2008 as the record date for determining the shareholders of StarInvest entitled to notice of and to vote at the Meeting (the “Record Date”).

As of the Record Date, how many shares of Common Stock were outstanding?  On the Record Date, there were 68,724,046 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

Who will be paying the costs of solicitation of proxies?  StarInvest will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of StarInvest may solicit proxies by telephone, facsimile or personal contact.  Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

How many copies should I receive if I share an address with another shareholder? The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. The process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

What items will be voted on at the Annual Meeting?

1.	To withdraw StarInvest’s election to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940.

2.	To elect three (3) directors of StarInvest to serve until the election and qualification of their respective successors.

3.	To ratify the appointment of Larry O'Donnell, CPA, P.C. as the Company’s principal independent public accountant.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

•	“FOR” the withdrawal of StarInvest’s election to be treated as a BDC;
•	“FOR” the election of the three nominees named herein to serve on the Board of Directors.
•	“FOR” the ratification of the appointment of Larry O’Donnell, CPA, PC. as the Company’s principal independent public accountant.

Do directors attend the Annual Meeting? StarInvest does not require its directors to attend its Annual Meetings of Shareholders, but the Board of Directors encourages its members to attend.

Can I communicate directly with the Board of Directors? Yes. Shareholders and other interested parties may be communicate in writing with our Board of Directors, any of its committees, its independent directors, non-management directors, or any individual director by using the following address:

Secretary
StarInvest Group, Inc.
61 Broadway, Suite 1630
New York, NY 1006

Do StarInvest’s independent public accountants attend the Annual Meeting? StarInvest does not require its independent public accountant to attend its Annual Meetings of Shareholders, but the Board of Directors encourages its accountant to attend. In the event our public accountant does attend the Annual Meeting, he may make a statement to shareholders, and shareholders will be allowed to ask questions.

PROPOSAL NO. 1
WITHDRAWAL OF BUSINESS DEVELOPMENT COMPANY STATUS

Background

StarInvest Group, Inc. (“StarInvest” or the “Company”) is a Nevada corporation and a closed-end, non-diversified management investment company. On March 9, 2004, StarInvest elected to be regulated as a business development company under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”).

Since 2004, StarInvest Group, Inc. has been a specialty investment company principally providing capital and other assistance to start-up and micro companies. The Company intended to focus its portfolio in a wide variety of different sectors including but not limited to alternative resources, technology, biotech, insurance, and services. As of December 31, 2007, we have invested approximately $2.09 million in 10 portfolio companies. Our investment objective was to maximize our portfolio’s total return by investing in the debt and/or equity securities of start-up and micro companies. We also sought to provide our stockholders with current income on investments in debt securities and long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments.

Our capital is generally invested into our portfolio companies where it is used to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

On February 21, 2008 the Company consented to an entry by the Securities and Exchange Commission (the “SEC”) of an Order Instituting Administrative and Cease-And-Desist Proceedings, Making Findings, Imposing a Cease-And-Desist Order and Permanently Suspending the Regulation E Exemption as to StarInvest Group, Inc., pursuant to Section 8A of the Securities Act of 1933, Section 9(f) of the Investment Company Act of 1940, and Rule 610(c) of Regulation E (the “Order”). The SEC found, among other things, that the Company issued rights to purchase securities without expiration, issued shares for services or property other than cash, and failed to establish a majority of independent directors. The SEC further found that StarInvest failed to obtain a fidelity bond as required under Rule 17g-1of the 1940 Act and failed to implement a compliance program as required under Rule 38a-1of the 1940 Act. Finally, the SEC made a finding that StarInvest failed to comply with Rule 609 of Regulation E because it did not file certain offering-status reports on Form 2-E in connection with securities offerings under Regulation E commenced in March 2004, May 2005, and January 2007.

The Company can not estimate the contingent liabilities as a result of the Company violating the 1940 Act; however, management recognizes that such liabilities might be significant.

In light of the Order, the Board has determined that the Company would be better served to focus its efforts on the operation of business rather than act as a passive investor.  In consideration of the future operations of the Company and its planned operations, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC.  The Board believes that, given the changing nature of the Company’s business and investment focus from investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company, the significant regulatory regime governing BDCs is no longer appropriate and may in fact negatively affect the Company’s future growth. The Board believes that the Company will not be required to be regulated under the Investment Company Act under these circumstances as it will qualify for a exemption from the definition of “investment company” under Section 3(c)(5)(C) of the 1940 Act.

Section 58 of the 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it is authorized to do so by a majority of its issued and outstanding voting securities. Accordingly, the Company is hereby seeking shareholder authorization to approve the withdrawal of the Company’s election to be treated as a BDC so that the Company may begin conducting business as an operating company rather than as a BDC.

The withdrawal of the Company’s election to be treated as a BDC will become effective upon receipt by the SEC of the Company’s application for withdrawal.  It is anticipated that such application for withdrawal, which is made by filing a Form N-54C with the SEC, will occur within 5 business days after the shareholders approve the withdrawal of the Company’s election to be treated as a BDC.  After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to its capital structure, custody, composition of its Board, affiliated transactions and stock compensation arrangements.

Investment Company Act Provisions Applicable to BDCs and
Effect of Withdrawal of Election to Be Regulated As a BDC

1940 Act Provisions Applicable to BDCs

Generally, to be eligible to elect BDC status, a company must engage in the business of investing in and offering significant managerial assistance to eligible portfolio companies, as that term is defined in the 1940 Act. To qualify as a BDC, a company must (i) be a domestic company; (ii) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”); (iii) operate for the purpose of investing in the securities of eligible portfolio companies; (iv) offer to extend significant managerial assistance to such eligible portfolio companies; and (v) file (or, under certain circumstances, intend to file) a notice of election with the SEC.

The 1940 Act imposes, among others, the following regulations on BDCs, which are intended to protect the investors of investment companies:

•	A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the shareholders;

•
A BDC must carry its investments at their market value if a public trading market exists for its portfolio securities or at fair value if one does not (rather than at cost as operating companies do) in its financial reports;

•	The composition of a BDC’s board is restricted (e.g., a majority of its members must be independent);

•	A BDC may only engage in transactions with affiliates of the BDC under certain circumstances;

•	The issuance of senior equities and debt securities by a BDC is subject to certain asset coverage limitations;

•	There is a limitation on the amount of leverage a BDC can undertake;

•	A BDC’s right to issue options, rights and warrants to purchase its stock is restricted;

•	There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

•
There are limits on the types of assets that a BDC may acquire.  A BDC may not acquire any asset other than “qualifying assets” unless, at the time the acquisition is made, such “qualifying assets” represent at least 70% of the value of the BDC’s total assets.  “Qualifying Assets” generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company; an eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of a business in the United States, (b) is not an investment company other than a SBIC wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment.  A BDC may invest in public company securities and other investments that are not “qualifying assets” but such investments may not exceed 30% of the BDC’s total asset value at the time of such investment;

•	A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of shareholders; and

•	A BDC is restricted in its ability to repurchase its shares directly from shareholders.

As a BDC, the Company is required to have a Chief Compliance Officer. The Company does not currently have a person serving in such capacity and is therefore not in compliance with this particular requirement of the 1940 Act. There is no assurance that Registrant will have an individual acting in such role at any time.

Effect of Withdrawal of Election to Be Regulated As a BDC

If the Company ceases to be regulated as a BDC, the Company will no longer be subject to regulations under the 1940 Act, including the provisions intended to protect the interests of investors in investment companies listed above.  However, the Board would be subject to customary principles of fiduciary duty with respect to a corporation and its shareholders.

In addition, in the event that the Company withdraws its election to be treated as a BDC and becomes an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of an holding company, with the goal of generating income from the operations of those businesses. The withdrawal of the Company’s election as a BDC under the 1940 Act will result in a significant change in the Company’s method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDCs to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment. Change in the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of its holdings as the increase occurs. Also, as an operating company, the Company would have to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs.

Upon consultation with its accountants, the Company does not believe that there will be any material difference in its financial statements as a result of changing its accounting methodology from the value method to historical cost accounting. Nor does the Company believe that the tax status of the Company will result in any material changes.

Upon our withdrawal as a BDC, the net asset value of the Company will no longer be determined.

The Company affirms that after it withdraws as a BDC it will attempt to operate so as not to be regulated under the 1940 Act. Once the shareholders approve the withdrawal by the Company as a BDC, the Company will consult with its advisors to determine how the Company can operate so as not to be subject to the rigorous regulatory scheme of the 1940 Act; if this is not possible, the Company will remain subject to the 1940 Act and will attempt to comply with the applicable provisions thereof

Withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(b) of the Exchange Act.  Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other reports required under the Exchange Act. Withdrawal of the Company’s election to be treated as a BDC is not expected to have any effect on the Company’s current Common Stock’s trading on the OTC Bulletin Board.

In the past, the Company has not filed timely some of its requisite filings with the SEC and the letter “E” had been has appended to its trading symbol, indicating that the Company was not in complaint with the filing requirements of NASD Rule 6530. Although the Company was able to comply and file such reports within the applicable grace period, there is no assurance that the Company will be able to timely file with the SEC. If we are delinquent in our reporting obligations three times in a 24-month period, we will be removed from trading from the OTC Bulletin Board.

Reasons for the Potential Withdrawal of the Company as a BDC and Vote Required

In light of the Order and given the investment focus, asset mix, business and operations of the Company as planned, the Board believes that it is prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the 1940 Act discussed above. Under Section 58 of the Investment Company Act, the termination of the Company’s status as a BDC must be approved by the holders of a majority of the voting power of the Company, which is (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Accordingly, we are hereby seeking shareholder approval to terminate the StarInvest’s status as a BDC.

The Board of Directors of the Company does not consist of a majority of disinterested directors as required in accordance with the 1940 Act. Notwithstanding, the Board believes that it is in the best interest of the Company and its shareholders to approve the withdrawal of the Company’s election to be treated as a BDC.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

Our Board unanimously recommends a vote “FOR” the withdrawal of the Company’s election to be treated as a BDC.

PROPOSAL NO. 2
ELECTION OF DIRECTORS

Our Board currently consists of three directors. The term of office for each director expires when his or her successor is elected and qualified. See the section “Directors and Executive Officers” for certain information regarding the director nominees, including their education, business experience during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Name	Age	Position
Robert H. Cole	64	Chief Executive and Chief Financial Officer
Roger Moreau	48	Director
Cristiano Germinario	37	Secretary and Director

Robert H. Cole

Robert H. Cole has been a Director of our company since March 9, 2006 and our Chief Executive Officer, Chief Financial Officer and Secretary since May 10, 2006.  He was President and Founder of Permian Business Group which was established in 1981, as a business consulting company specializing in the sale and installation of computer solutions.  From 1970 to 1980, Mr. Cole was a Senior Analyst with Gulf Oil Company, and in 1989 he became Chairman of Aplex Industries where he grew the company to $8 million in sales.  Mr. Cole founded Stadium Chair Company in 1999, and sold it in 2003.  Mr. Cole holds a Bachelor’s Degree in Electrical Engineering, a Masters of Science in Computing Science from Texas A&M, and a MBA from Houston Baptist University.

Roger Moreau

Roger Moreau has been a Director of our company since December 21, 2006.  Roger Moreau has been President and Portfolio Manager for Moreau Investment Management Company since 1993.  Prior to 1993, Mr. Moreau worked in the Research Department at Advest, Inc., in Financial Consulting at Shearson Lehman Hutton, Inc., and the International Department at Morgan Guaranty Trust Corp of New York.

Cristiano Germinario

Cristiano Germinario has been a Director of our company since November 20, 2006.  From April 2000 to May 2006, Cristiano D. Germinario worked as a financial analyst at IIG International Investment Company, a New York based fund specialized in Trade Financing.  Cristiano D. Germinario holds a Masters Degree in Political Science from the University of Bologna, Italy.

Except as indicated above, none of our directors holds any directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

There are no family relationships among any of our directors or executive officers.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 2

Our Board unanimously recommends a vote “FOR” the election of each of the three director-nominees. The holders of a majority of the voting power of the Company is required for the election of each of the three director-nominees.

PROPOSAL NO. 3 (Ratification of Auditor)

Larry O'Donnell, CPA, P.C served as the Company’s independent registered public accounting firm for the year ended December 31, 2007. The Board of Directors has appointed Larry O’Donnell, CPA, PC to act in that capacity for fiscal 2008, which ends on December 31, 2008. A representative of Larry O’Donnell is expected to be present at the annual meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from stockholders.

It is not anticipated that there will be any conflict with Larry O’Donnell, CPA as a result of the withdrawal by the Company as a BDC or any other matter. Although the Company is not required to submit this appointment to a vote of the stockholders, the Board of Directors continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of Larry O’Donnell, CPA, PC as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Board of Directors will investigate the reasons for stockholder rejection and consider whether to retain Larry O’Donnell, CPA, PC or appoint another independent registered public accounting firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 3

Our Board unanimously recommends a vote “FOR” the election of Larry O’Donnell, CPA, PC as the Company’s independent registered public accounting firm for the year ended December 31, 2008.

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our Company hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. The officers of our Company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Our directors, director-nominees and executive officers, their ages, positions held and duration each person has held that position, are as follows:

Name	Age	Positions and Offices

Robert H. Cole	64	Chief Executive Officer, Chief Financial Officer, and Director

Cristiano Germinario	37	Secretary and Director

Roger Moreau	48	Director

Glenn Matthews	56	Chief Operating Officer

Robert H. Cole has been a Director of our Company since March 9, 2006 and our Chief Executive Officer, Chief Financial Officer and Secretary since May 10, 2006.  He was President and Founder of Permian Business Group which was established in 1981, as a business consulting company specializing in the sale and installation of computer solutions.  From 1970 to 1980, Mr. Cole was a Senior Analyst with Gulf Oil Company, and in 1989 he became Chairman of Aplex Industries where he grew the company to $8 million in sales.  Mr. Cole founded Stadium Chair Company in 1999, and sold it in 2003.  Mr. Cole holds a Bachelor’s Degree in Electrical Engineering, a Masters of Science in Computing Science from Texas A&M, and a MBA from Houston Baptist University.

Cristiano Germinario has been a Director of the Company since November 20, 2006.  From April 2000 to May 2006, Cristiano D. Germinario worked as a financial analyst at IIG International Investment Company, a New York based fund specialized in Trade Financing.  Cristiano D. Germinario holds a Masters Degree in Political Science from the University of Bologna, Italy.

Roger Moreau has been a Director of our company since December 21, 2006.  Roger Moreau has been President and Portfolio Manager for Moreau Investment Management Company since 1993.  Prior to 1993, Mr. Moreau worked in the Research Department at Advest, Inc., in Financial Consulting at Shearson Lehman Hutton, Inc., and the International Department at Morgan Guaranty Trust Corp of New York.

Glenn Matthews has been our Chief Operating Officer since June 12, 2007. Glenn Matthews graduated at St. Joseph University with a major in Marketing.  Mr. Matthews has a business career that spans some 25 years. Having functioned in senior management positions with a publicly traded, NYSE listed seven plus billion dollar multi-location industrial distribution company, as well as Chief Executive officer/director of an institutional financial services firm partially owned by a Nasdaq 100 company. Glenn Matthews has also served in the capacity of senior Vice President of a publicly traded bank holding company subsidiary as well as director of an off-shore financial services firm and Chairman of a regional broker dealer with approximately 500 million dollars under management. For the past five years, Glenn 's concentration has been centered in managing Badasino Affiliates, a mainland China based multi-disciplined financial services consulting firm offering cross-border mergers and acquisition services along with the performance of financial consulting services on behalf of Chinese owned and domiciled small and mid cap privately held firms.

Our officers and directors are not directors in any other reporting companies. Our officers and directors have not been affiliated with any company that has filed for bankruptcy within the last five years.

Board Composition

The Company’s board of directors consists of three directors.  At each annual meeting of its shareholders, all of its directors are elected to serve from the time of election and qualification until the next annual meeting following election. In addition, the Company’s bylaws provide that the maximum authorized number of directors may be changed by resolution of the shareholders or by resolution of the board of directors.

Meetings and Committees of the Board of Directors

Our Board of Directors conducts its business through meetings of the Board and through activities of its committees.  During the fiscal year ended December 31, 2007, our Board of Directors did not hold any meetings, but took 11 actions by unanimous consent.  Roger Moreau is currently the sole member of the Audit Committee and is  “independent” as defined by the 1940 Act.  The Audit Committee operates pursuant to a charter adopted by the Board of Directors.  The charter sets forth the responsibilities of the Audit Committee. Following the resignation of Ronald Signore as a director, we no longer have an Audit Committee financial expert.  The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the review of the independence, qualifications and performance of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit function.  Roger Moreau is now the sole member of the investment committee. The Board does not have compensation or nominating committees. Nominations and compensation decisions are considered and made by the full Board.  The Audit Committee did not hold any meetings during 2007.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) report which they file.  Based upon our review of the Forms 3, 4 and 5 submitted by these reporting persons, during the fiscal year ended December 31, 2007, New Canaan Investment Partners, LLC and David Cohen did not file Form 3s timely to disclose the acquisition of the shares of the Company’s common stock reported herein. Glenn Matthews did not file Form 3s disclosing his appointments as officers of the Company. In addition, following their resignations as directors of the Company effective January 15, 2007, neither Steven Cole-Hatchard nor Ronald Signore filed Form 4s.

Involvement in Certain Legal Proceedings

There are no family relationships among any of our directors, director-nominees or executive officers.  There are no legal proceedings that have occurred within the past five years concerning our directors, director-nominees, officers or control persons which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

There are no material legal proceedings to which any director, director-nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, director-nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.

COMPENSATION OF DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned in or with respect to each of our last three completed fiscal years by:

	each person who served as our chief executive officer in 2007;

	each person who served as our chief financial officer in 2007; and


our three most highly compensated executive officers, other than our chief executive officer and our chief financial officer, who were serving as executive officers at the end of 2007 and, were compensated in excess of $100,000.

We refer to these officers collectively as our named executive officers.

Summary Compensation Table

Name and principal position	Year	Salary		Bonus	Stock awards	Option awards	Nonequity incentive plan Compensation	Nonqualified deferred compensation earnings	All other compensation	Total
		($)		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
	2007	27,500	(3)	0	0	0	0	0	0	27,500
Robert H.	2006	0		0	0	0	0	0	0	0
Cole(1)	2005	0		0	0	0	0	0	0	0
	2007	0		0	0	0	0	0	0	0
Isaac H.	2006	240,000	(4)	0	0	0	0	0	0	240,000
Sutton(2)	2005	60,000	(4)	0	0	0	0	0	0	60,000

(1)  Robert H. Cole became our Chief Executive Officer and Chief Financial Officer on May 10, 2006.
(2)  Mr. Sutton resigned from his positions as Chief Executive Officer and Chief Financial Officer on May 10, 2006.
(3)  Beginning in February 2007, we paid R & J Cole, Inc. $2,500 per month pursuant to an employment agreement between the Company, and Robert H. Cole, President of R&J Cole, Inc. dated May 10, 2006
(4)   Represents amounts we paid Mr. Sutton under an employment agreement dated January 1, 2002.

Employment Agreements – The Company has a contract with R & J Cole, Inc.  This contract, which commenced on May 10, 2006 and expires on December 31, 2008, agrees to pay Mr. Cole  $2,500 per month to serve as  the Chief Executive Officer and Chief Financial Officer of the Company.

Outstanding Equity Awards

As of December 31, 2007, none of our directors or executive officers held unexercised options, stock that had not vested, or equity incentive plan awards. No stock options or stock appreciation rights were granted to any of our directors or executive officers during the period from the date of our incorporation through December 31, 2007.

Other Compensation

We have no pension, health, annuity, bonus, insurance, equity incentive, non-equity incentive, stock options, profit sharing or similar benefit plans.

Director Compensation

The following table sets forth information concerning compensation paid to or earned by our directors during 2007 under contractual agreements or other, arrangements.

Name	Fees earned or paid in cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Robert H. Cole	0	0	0	0	0	0
Steven Cole-Hatchard(1)	0	0	0	0	0	2,000	2,000
Ronald Signore	0	0	0	0	0	0
Roger Moreau	0	0	0	0	0	0
Cristiano Germinario(2)	0	0	0	0	0	60,000	60,000

(1)  Although Mr. Cole-Hatchard did not receive any compensation as a Director in 2007, he received $2,000 from the Company in his capacity as Chief Compliance Officer.
(2)  Although Mr. Germinario did not receive any compensation as a Director in 2007, he received $60,000 from the Company in his capacity as consultant to the Company.

Summary of Director Compensation

During the fiscal year ended December 31, 2007, no compensation has been paid to any of our directors in consideration for their services rendered in their capacity as directors.

INDEPENDENT PUBLIC ACCOUNTANTS

From April 2005 to present, our principal independent accountant has been Larry O'Donnell, CPA, P.C. Their pre-approved fees billed to the Company are summarized below:

	Fiscal year ending December 31, 2007	Fiscal year ending December 31, 2006
Audit Fees	$7,100	$5,930
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(1) AUDIT FEES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q (17 CFR 249.308a) or 10-QSB (17 CFR 249.308b) or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $5,930 for the fiscal year ended December 31, 2006 and $7,100 for the fiscal year ended December 31, 2007.

(2) AUDIT-RELATED FEES

No fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant related to the performance of the audit or review of the Company’s financial statements.

(3) TAX FEES

No fees were billed for each of the fiscal years ended December 31, 2006 and 2007 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4) ALL OTHER FEES

No fees billed were bill for each of the fiscal years ended December 31, 2006 and 2007 for professional services rendered by the principal accountant for any other services.

(5) PRE-APPROVAL POLICIES AND PROCEDURES

Before the accountant is engaged by the issuer to render audit or non-audit services, the engagement is nominated by the members of the Audit Committee and approved by the Company’s board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 28, 2008, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 68,724,046 shares of our common stock issued and outstanding  as of April 28, 2008. We have no warrants, options or other securities exercisable for or convertible into shares of our common stock. Unless otherwise indicated, the address of each person listed is c/o StarInvest Group, Inc., 3300 North A. Street, Suite 2-210, Midland, Texas 79705.

Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock owned by such person.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Beneficial Owners of 5%

New Canaan Investment Partners LLC	8,210,750	11.9%
62 Main St.
New Canaan, CT 06840-4748
David Cohen	7,466,666	10.86%
1800 Rockaway Ave.
Hewlett, NY 11557-1665
Michael Poujol & Angela Poujol	4,233,333	6.16%
22 E Rivercrest Dr
Houston, TX 77042-2514

Security Ownership of Management
Robert H. Cole(1)	2,211,667	3.21%
5102 Los Alamitos Ct.
Midland, Texas 79705
Cristiano Germinario	0	0%
198 Arlington Avenue
Jersey City, New Jersey 07305
Roger Moreau	0	0%
436 North Lake Street
Litchfield, CT 06759
Glenn Matthews(2)	3,333,333	4.85%
101 North Ocean Drive, Suite 8
Hollywood, FL 33019
All directors and executive officers as a group (four people)	5,545,000	8.06%

(1)      Robert H. Cole directly owns 295,000 common shares. Also Mr. Cole owns 50% of R&J Cole, Inc the general partner and owner of 1% of  Reese-Cole Partnership LTD, that directly owns 1,666,667 common shares. In addition, Mr. Cole is acting as the custodian for his son Mr. David R. Cole, who directly owns 250,000 common shares.
(2)      Glenn Matthews is the Company’s Chief Operating Officer. Mr. Matthews is also Managing Agent of Aranha Investments Co. Ltd. which owns 3,333,333 shares of the Company’s common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 29, 2007, the Company reached an agreement with New Canaan Investment Partners, Ltd a company which is controlled by certain shareholders of StarInvest whereby New Canaan Investment Partners Ltd agreed to convert the outstanding principal of $187,500 and accrued interest of $53,420 due under the terms of the note between New Canaan Investment Partners Ltd. and the Company into shares of the Company’s common stock. The debt was converted at a price per share of $0.03 for an aggregate of 8,030,664 restricted shares of the Company’s common stock. The note, on which the Company was in default in their payments, was collateralized by all of the assets of the Company. Following conversion of all principal and accrued interest, the Note and security interest in the Company’s assets were cancelled.

The Company has an employment agreement with Robert H. Cole, President of R & J Cole, Inc. dated May 10, 2006. Pursuant to the terms of the agreement, the Company agreed to pay Mr. Cole $2,500 per month to serve as the Chief Executive Officer and Chief Financial Officer of the Company. The term expires December 31, 2008.

In addition, the Company has a consultant agreement with Cristiano Germinario, our Secretary and a director, to serve as consultant of the Company.  He has been serving in this capacity since April 1, 2006 and continues to serve in this position. Under its consulting agreement with Mr. Germinario, the Company was paying $3,500 per month up to January 2007, but it has been raised to $5,000 per month starting in February 2007. This agreement  expires in March 2008 but can be extended from year to year.

On June 12, 2007, the Company entered into an employment agreement with Glenn Matthews our Chief Operating Officer. Pursuant to the employment agreement, the Company agreed to pay Mr. Matthews a base annual salary of $48,000. In addition, the Company will pay for the expenses of the China office up to $6,000 per month.

Currently, we utilize space in Midland, Texas that is provided to us without charge by Mr. Robert Cole, our Chief Executive Officer and Chief Financial Officer and a director.

Interest of Certain Persons In or In Opposition to Matters to be Acted Upon

No person has any interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon as set forth in this Proxy Statement which is not shared by all other stockholders.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with SEC rules and our Code of Regulations. Should a shareholder wish to have a proposal appear in our Proxy Statement for next year’s annual meeting, under applicable SEC rules, the proposal must be received by our Secretary on or before December 22, 2008, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. If a shareholder intends to present a proposal at next year’s annual meeting but does not intend to seek the inclusion of such proposal in our Proxy Statement, such proposal must be received by us prior to February 22, 2009, or our management proxies will be entitled to use discretionary voting authority should such proposal be raised without any discussion of the matter in the Proxy Statement. Our address is StarInvest Group, Inc., 3300 North A Street, Suite 2-210, Midland, Texas 79705. Our fax number 432.618.9923

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This method of delivery, often referred to as “householding,” would generally permit us to send a single annual report and a single proxy statement to any household at which two or more different shareholders reside if we believe such shareholders share the same address, unless the shareholder(s) have opted out of the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces our expenses. We have instituted householding. If (i) you wish to receive separate annual reports or proxy statements, either this year or in the future, or (ii) members of your household receive multiple copies of our annual report and proxy statement and you wish to request householding, you may write to Mr. Robert Cole at our address at StarInvest Group, Inc., 3300 North A Street, Suite 2-210, Midland, Texas 79705.

In addition, many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which our shares are beneficially owned, you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report on Form 10-K for the 2007 fiscal year or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

As of the date of this proxy statement, StarInvest knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by shareholders, proxies in the enclosed form returned to StarInvest will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

StarInvest’s Annual Report on Form 10-K filed with the SEC on March 28, 2008 is not incorporated herein by reference.  You may view a copy of StarInvest’s SEC filings at:

http://www.sec.gov/Archives/edgar/data/810270/000114036108007999/form10k.htm

You may also request a copy of StarInvest’s SEC filings, at no cost, by writing us at the following address:

StarInvest Group, Inc.
3300 North A Street, Suite 2-210
Midland, Texas 79705

OTHER MATTERS

As of the date of this Proxy Statement, StarInvest knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

May __, 2008	/s/ Robert H. Cole
Robert H. Cole
Chief Executive Officer, Chief Financial Officer and Director

STARINVEST GROUP, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
June 19, 2008

The undersigned, a shareholder of StarInvest Group, Inc. (the “Company”), does hereby appoint Robert H. Cole, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Annual Meeting of Shareholders of the Company to be held on June 19, 2008, at 10:00 a.m., Eastern Standard Time, at the offices of the Company, located at 61 Broadway, New York, New York 1006(the “Annual Meeting”), to represent the undersigned at the Annual Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.             To withdraw the Company’s election to be treated as a Business Development Company under the Investment Company Act of 1940.

FOR	AGAINST	WITHOLD
☐	☐	☐

2.             To elect the following director of the Company to serve until the election and qualification of their respective successors:

Name of Director-Nominee	FOR	AGAINST	WITHHOLD
Robert H. Cole	☐	☐	☐
Roger Moreau
Cristiano Germinario

3.             To appoint Larry O'Donnell, CPA, P.C, as independent auditors for the Company for the fiscal year end December 31, 2008.

4.              In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated:	,2008	Signature:
		Name:
		Address:

Dated:	, 2008	Signature:
		Name:
		Address: